Grizzle Growth ETF

Schedule of Investments

April 30, 2025 (Unaudited)

COMMON STOCKS - 99.8%	Shares	Value
Auto Manufacturers - 1.1%
Tesla, Inc. (a)	137	$38,656

Building Materials - 2.3%
Trane Technologies PLC	222	85,095

Computers - 4.8%
Apple, Inc.	833	177,012

Electric - 3.5%
NextEra Energy, Inc.	1,924	128,677

Electronics - 0.8%
Coherent Corp. (a)	482	31,002

Internet - 21.7%
Alphabet, Inc. - Class A	1,793	284,729
Amazon.com, Inc. (a)	857	158,048
Meta Platforms, Inc. - Class A	521	286,029
Palo Alto Networks, Inc. (a)	127	23,740
Uber Technologies, Inc. (a)	526	42,611
		795,157

Investment Companies - 0.7%
Galaxy Digital Holdings Ltd. (a)	1,671	26,517

Machinery - Construction & Mining – 5.1%
Vertiv Holdings Co. - Class A	1,457	124,399
GE Vernova, Inc.	168	62,298
		186,697

Mining - 14.6%
Amerigo Resources Ltd.	20,906	26,184
Anfield Energy, Inc. (a)	468,711	20,360
Chilean Metals, Inc. (a)(b)	5,413	0
Ecora Resources PLC	36,789	27,166
Hot Chili Ltd. (a)	187,840	57,115
Kinross Gold Corp.	24,436	360,003
Kobo Resources, Inc. (a)	81,018	16,423
Power Metallic Mines, Inc. (a)	29,861	28,103
		535,354

Miscellaneous Manufacturing - 1.3%
Axon Enterprise, Inc. (a)	79	48,451

Oil & Gas - 10.8%
Antero Resources Corp. (a)	3,289	114,556
Comstock Resources, Inc. (a)	7,328	133,883
Range Resources Corp.	3,221	109,288
Tourmaline Oil Corp.	831	36,638
		394,365

Oil & Gas Services - 0.3%
NOV, Inc.	924	10,728

Semiconductors - 27.8%(c)
Applied Materials, Inc.	274	41,294
ASML Holding NV	182	121,591
Intel Corp.	926	18,613
Micron Technology, Inc.	2,015	155,054
NVIDIA Corp.	5,227	569,325

Taiwan Semiconductor Manufacturing Co. Ltd. - ADR	674	112,349
		1,018,226

Software - 3.4%
Microsoft Corp.	313	123,716

Telecommunications - 1.6%
Arista Networks, Inc. (a)	727	59,810
TOTAL COMMON STOCKS (Cost $3,782,065)		3,659,463

SHORT-TERM INVESTMENTS - 0.3%
Money Market Funds - 0.3%
First American Government Obligations Fund - Class X, 4.25% (d)	11,945	11,945
TOTAL SHORT-TERM INVESTMENTS (Cost $11,945)		11,945

TOTAL INVESTMENTS - 100.1% (Cost $3,794,010)		3,671,408
Liabilities in Excess of Other Assets - (0.1)%		(2,455)
TOTAL NET ASSETS - 100.0%		$3,668,953

Percentages are stated as a percent of net assets.	–%

ADR - American Depositary Receipt
PLC - Public Limited Company

(a)	Non-income producing security.
(b)	Fair value determined using significant unobservable inputs in accordance with procedures established by and under the supervision of the Adviser, acting as Valuation Designee. These securities represented $0 or 0.0% of net assets as of April 30, 2025.
(c)	To the extent that the Fund invests more heavily in a particular industry or sector of the economy, its performance will be especially sensitive to developments that significantly affect those industries or sectors.
(d)	The rate shown represents the 7-day annualized effective yield as of April 30, 2025.

Summary of Fair Value Disclosure as of April 30, 2025 (Unaudited)

Grizzle Growth ETF has adopted fair value accounting standards which establish a definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion of changes in valuation techniques and related inputs during the period, and expanded disclosure of valuation levels for major security types. These inputs are summarized in the three broad levels listed below. The inputs or valuation methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and based on the best information available.

The following is a summary of the fair valuation hierarchy of the Fund’s securities as of April 30, 2025:

	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks	$3,659,463	$—	$—	$3,659,463
Money Market Funds	11,945	—	—	11,945
Total Investments	$3,671,408	$—	$—	$3,671,408

Refer to the Schedule of Investments for further disaggregation of investment categories.

Changes in valuation techniques may result in transfers into or out of assigned levels within the fair value hierarchy. There were no transfers into or out of Level 3 during the reporting period as compared to the security classifications from the prior year’s annual report.

The following is a reconciliation of the Fund’s Level 3 assets for which significant unobservable inputs were used to determine fair value:

Common
Stocks
Balance as of January 31, 2025	$0
Accrued discounts/premiums	—
Realized gain (loss)	—
Change in unrealized appreciation/(depreciation)	—
Purchases	—
Sales	—
Transfer into and/or out of Level 3	—
Balance as of April 30, 2025	$0

Change in unrealized appreciation/(depreciation) during the period for Level 3 investments held at April 30, 2025:	$—